UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 8, 2004

ITC^DELTACOM, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23253	58-2301135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1791 O.G. Skinner Drive West Point, Georgia	31833
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(706) 385-8000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

This filing relates to two proposed acquisitions by ITC^DeltaCom, Inc. (“ITC^DeltaCom”) pursuant to (1) an Agreement and Plan of Merger, dated as of September 8, 2004 (the “FDN Merger Agreement”), among ITC^DeltaCom, a wholly owned subsidiary of ITC^DeltaCom, Florida Digital Network, Inc. (“FDN”) and certain stockholders of FDN, and (2) an Agreement and Plan of Merger, dated as of September 8, 2004 (the “NTC Merger Agreement”), among ITC^DeltaCom, a wholly owned subsidiary of ITC^DeltaCom, NT Corporation (“NTC”) and certain stockholders of NTC. The FDN Merger Agreement and the NTC Merger Agreement and related documents are on file with the Securities and Exchange Commission (the “SEC”) as exhibits to a Current Report on Form 8-K filed by ITC^DeltaCom on September 8, 2004, as amended on September 10, 2004.

Certain historical consolidated financial statements of NTC are filed as Exhibit 99 to this Current Report on Form 8-K and are incorporated herein by reference.

ITC^DeltaCom has filed with the SEC a registration statement on Form S-4 (Commission File No. 333-119496), which contains a proxy statement/prospectus of ITC^DeltaCom with respect to the transactions contemplated by the FDN Merger Agreement, as well as other relevant documents concerning such proposed transactions. ITC^DeltaCom has filed with the SEC a registration statement on Form S-4 (Commission File No. 333-120215), which contains a proxy statement/prospectus of ITC^DeltaCom with respect to the transactions contemplated by the NTC Merger Agreement, as well as other relevant documents concerning such proposed transactions. Investors are urged to read the proxy statement/prospectus for each transaction and any other relevant documents filed with the SEC, because they will contain important information. The proxy statement/prospectus for each transaction will be mailed to stockholders of ITC^DeltaCom prior to their stockholder meeting. In addition, interested parties will be able to obtain the Form S-4 registration statements, including the exhibits filed therewith, free of charge at the Web site maintained by the SEC at www.sec.gov. The proxy statement/prospectus for each transaction and these other documents also may be obtained free of charge from ITC^DeltaCom by directing a request to 1791 O.G. Skinner Drive, West Point, Georgia 31833, Attn: Investor Relations.

ITC^DeltaCom and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of ITC^DeltaCom in connection with the proposed transactions. Information about the directors and executive officers of ITC^DeltaCom and their ownership of ITC^DeltaCom common stock and other ITC^DeltaCom voting securities is included in ITC^DeltaCom’s proxy statement for its 2004 annual meeting of stockholders, which it filed with the SEC on April 1, 2004. This document is available free of charge at the Web site maintained by the SEC at www.sec.gov and from ITC^DeltaCom as described above. Additional information regarding interests in the transaction of participants in the proxy solicitation may be obtained by reading the proxy statement/prospectus regarding each proposed transaction when it becomes available.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed pursuant to this Current Report on Form 8-K:

Exhibit Number	Exhibit Description

99	Audited Consolidated Financial Statements of NT Corporation. (“NTC”) for Years Ended December 31, 2003, 2002 and 2001

Report of Ernst & Young LLP, Independent Certified Public Accountants

Audited Consolidated Financial Statements:

Consolidated Balance Sheets as of December 31, 2003 and 2002
Consolidated Statements of Operations for Years Ended December 31, 2003, 2002 and 2001
Consolidated Statements of Stockholders’ Equity for Years Ended December 31, 2003, 2002 and 2001
Consolidated Statements of Cash Flows for Years Ended December 31, 2003, 2002 and 2001
Notes to Consolidated Financial Statements

Unaudited Consolidated Financial Statements of NTC for Six Months Ended June 30, 2004 and 2003:

Unaudited Consolidated Balance Sheet as of June 30, 2004

Unaudited Consolidated Statements of Operations for Six Months Ended June 30, 2004 and 2003
Unaudited Consolidated Statements of Cash Flows for Six Months Ended June 30, 2004 and 2003
Notes to Unaudited Consolidated Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC^DELTACOM, INC.

Date: November 4, 2004	/s/ Douglas A. Shumate
Douglas A. Shumate
Senior Vice President- Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Description

99	Audited Consolidated Financial Statements of NT Corporation. (“NTC”) for Years Ended December 31, 2003, 2002 and 2001

Report of Ernst & Young LLP, Independent Certified Public Accountants

Audited Consolidated Financial Statements:

Consolidated Balance Sheets as of December 31, 2003 and 2002
Consolidated Statements of Operations for Years Ended December 31, 2003, 2002 and 2001
Consolidated Statements of Stockholders’ Equity for Years Ended December 31, 2003, 2002 and 2001
Consolidated Statements of Cash Flows for Years Ended December 31, 2003, 2002 and 2001
Notes to Consolidated Financial Statements

Unaudited Consolidated Financial Statements of NTC for Six Months Ended June 30, 2004 and 2003:

Unaudited Consolidated Balance Sheet as of June 30, 2004
Unaudited Consolidated Statements of Operations for Six Months Ended June 30, 2004 and 2003
Unaudited Consolidated Statements of Cash Flows for Six Months Ended June 30, 2004 and 2003
Notes to Unaudited Consolidated Financial Statements